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Exhibit 32.2

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, John A. Roberts, the Chief Financial Officer of InfoLogix, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  •
  the Form 10-K of the Company for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  •
  the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2009
/s/ JOHN A. ROBERTS John A. Roberts Chief Financial Officer

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  Exhibit 32.2